EXHIBIT 10.23

THIRD AMENDMENT TO LOAN AGREEMENT

This THIRD AMENDMENT TO LOAN AGREEMENT (this "Third Amendment") is made as of the 31st day of May, 2007, by and among BEST CIRCUIT BOARDS, INC., a Texas corporation, and GLOBAL INNOVATION CORP., a Delaware corporation (collectively, the "Borrowers") and AMEGY BANK N.A., a national banking association ("Lender").

RECITALS

A.     Borrowers, Integrated Performance Systems, Inc., a New York corporation ("Integrated") and Lender entered into that certain Loan Agreement dated August 15, 2006, as amended by (1) First Amendment to Loan Agreement dated August 15, 2006 and (2) Second Amendment to Loan Agreement dated as of January 15, 2007 (said loan agreement as so amended is herein called the "Loan Agreement").

B.     Integrated and Global Innovation Corp., with the consent of Lender, merged with Global Innovation Corp. being the surviving entity and owning all of the assets of Integrated.

C.     Borrowers have requested Lender to extend additional credit to Borrowers and to amend the Loan Agreement in certain respects, and Lender, has agreed to the same upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

Section 1.1.     Definitions. Capitalized terms used in this Third Amendment, to the extent not otherwise defined herein, shall have the same meaning as assigned to them in the Loan Agreement, as amended hereby.

ARTICLE II
Amendment

Section 2.1.     Amendments to Section 1.1.

(a)     The term "Acquisition Cost" and its definition are hereby added to and made a part of Section 1.1 of the Loan Agreement, and shall read as follows:

"'Acquisition Cost' means with respect to each item of equipment to be acquired by a Borrower with the proceeds of an Additional Equipment Loan, the actual price thereof, exclusive of issuing and/or clearing title, freight and transportation charges, license fees, taxes, installation costs and other similar costs, fees and expenses whether specifically identified, reflected by adjustment to the purchase price or otherwise."

(b)     The term "Additional Equipment Commitment" and its definition are hereby added to and made a part of Section 1.1 of the Loan Agreement, and shall read as follows:

"'Additional Equipment Commitment' means the obligation of the Lender to make the Additional Equipment Loans to the Borrowers pursuant to Section 2.7 hereof in an aggregate principal amount of up to $2,650,000.00"

(c)     The term "Additional Equipment Loans" and its definition are hereby added to and made a part of Section 1.1 of the Loan Agreement, and shall read as follows:

"'Additional Equipment Loans' means the loans made by the Lender to the Borrowers pursuant to Section 2.7."

(d)     The term "Additional Equipment Note" and its definition are hereby added to and made a part of Section 1.1 of the Loan Agreement, and shall read as follows:

"'Additional Equipment Note' means the promissory note of the Borrowers payable to the order of the Lender described in Section 2.7(b) and being in form and substance satisfactory to the Lender, together with any and all renewals, extensions, and/or modifications thereof."

(e)     The term "Commitments" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to hereafter read as follows:

"'Commitments' means the Revolving Credit Commitment, the Equipment Commitment, the Term Loan Commitment, and the Additional Equipment Commitment."

(f)     The term "Loans" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to hereafter read as follows:

"'Loans' means the Revolving Credit Loans, the Equipment Loan, the Term Loan, and the Additional Equipment Loans."

(g)     The term "Notes" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to hereafter read as follows:

"'Notes' means the Revolving Credit Note, the Equipment Note, the Term Note, and the Additional Equipment Note, together with any and all renewals, extensions, and/or modifications thereof."

(h)     The term "Third Amendment" and its definition are hereby added to and made a part of Section 1.1 of the Loan Agreement, and shall read as follows:

"'Third Amendment' means the Third Amendment to Loan Agreement dated as of May 31, 2007 between the Borrowers and the Lender."

Section 2.2.     Amendment to Section 2.5 of the Loan Agreement. Section 2.5 of the Loan Agreement is amended and restated in its entirety to hereafter read as follows:

"Section 2.5 Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used by the Borrowers for working capital in the ordinary course of business. The proceeds of the Equipment Loan and the Additional Equipment Loan shall be used by the Borrowers to acquire Equipment used in the Borrowers' business. The proceeds of the Term Loan shall be used by the Borrowers to acquire the Real Estate."

Section 2.3.     Addition of Section 2.7 to the Loan Agreement. Section 2.7 is hereby added to and made a part of the Loan Agreement, and shall read as follows:

"Section 2.7 The Additional Equipment Commitment.

(a) Additional Equipment Loans. Subject to the terms and conditions and relying on the representations and warranties contained in this Agreement, Lender agrees to make one or more Additional Equipment Loans to the Borrowers from time to time from the date hereof to and including August 1, 2007, in an aggregate principal amount at any time outstanding up to but not exceeding the Additional Equipment Commitment provided, that, the principal amount of any single Additional Equipment Loan will not exceed an amount equal to one hundred percent (100%) of the Acquisition Cost of the Equipment being acquired with the proceeds of the Additional Equipment Loan. Additional Equipment Loans repaid may not be reborrowed.

(b) Additional Equipment Note. To evidence the Additional Equipment Loans, the Borrowers will issue, execute and deliver the Additional Equipment Note dated as of the date of the Third Amendment in the principal amount of the Additional Equipment Commitment.

(c) Repayment of Additional Equipment Loans. The Borrowers shall repay the unpaid principal amount of the Additional Equipment Loans together with accrued interest thereon as provided in the Additional Equipment Note.

(d) Interest. The unpaid principal amount of the Additional Equipment Loans shall, subject to the following sentence, bear interest as provided in the Additional Equipment Note. If at any time the rate of interest specified in the Additional Equipment Note would exceed the Maximum Lawful Rate but for the provisions thereof limiting interest to the Maximum Lawful Rate, then any subsequent reduction shall not reduce the rate of interest on the Additional Equipment Loans below the Maximum Lawful Rate until the aggregate amount of interest accrued on the Additional Equipment Loans equals the aggregate amount of interest which would have accrued on the Additional Equipment Loans if the interest rate had not been limited by the Maximum Lawful Rate. Accrued and unpaid interest on the Additional Equipment Loans shall be payable as provided in the Additional Equipment Note."

Section 2.4.     Amendment to Section 9.3 of the Loan Agreement. Section 9.3 of the Loan Agreement is hereby amended and restated in its entirety to hereafter read as follows:

"Section 9.3 Cash Flow Coverage Ratio. Borrowers will maintain a Cash Flow Coverage Ratio not greater than (a) 3.25 to 1.00 for the fiscal quarter ending April 30, 2007, and (b) 3.00 to 1.00 for the fiscal quarter ending July 31, 2007, and for each fiscal quarter of Borrowers thereafter."

ARTICLE III
Conditions Precedent

Section 3.1.     Conditions. The effectiveness of this Third Amendment and the agreement by Lender to advance Additional Equipment Loans to the Borrowers are each subject to the satisfaction of the following conditions precedent, unless specifically waived by the Lender:

(a)     The following instruments shall have been duly and validly executed and delivered by the parties thereto, all in form, scope and content satisfactory to the Lender:

(i)     this Third Amendment, together with the Consent and Ratification attached hereto executed by Brad Jacoby;

(ii)     the Additional Equipment Note, being that certain promissory note dated of even date with this Third Amendment in the stated principal amount of $2,650,000.00 executed by the Borrowers and payable to the order of the Lender;

(iii)     Amended and Restated Subordination Agreement dated of even date with this Third Amendment, in form and substance satisfactory to Lender; and

(iv)     Resolutions of the Board of Directors (or other governing body) of each Borrower certified by the Secretary or an Assistant Secretary (or other custodian of records of such Borrower) which authorize the execution, delivery, and performance by Borrower of the Third Amendment, the Additional Equipment Note and the other Loan Documents.

(b)     The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent such representation and warranties relate to an earlier date.

(c)     No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

(d)     All corporate proceedings taken in connection with the transactions contemplated by this Second Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender and its legal counsel.

ARTICLE IV
Ratifications, Representations, Warranties

Section 4.1.     Ratification by Borrowers. Except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and continue in full force and effect. The Loan Agreement as amended by this Third Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 4.2.     Renewal and Extension of Security Interests and Liens. Each Borrower hereby renews and affirms the liens and security interests created and granted in the Loan Documents. Each Borrower agrees that this Third Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Third Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrowers to be valid and subsisting. Each Borrower hereby acknowledges and agrees that the indebtedness evidenced by the Additional Equipment Note constitutes a portion of the "Obligations" (as defined in the Security Agreement) and the "Indebtedness" (as defined in the Deed of Trust) and is secured by the Liens created by the Security Agreement, the Deed of Trust and the other Loan Documents.

Section 4.3.     Representations and Warranties. Each Borrower represents and warrants to Lender as follows: (i) the execution, delivery and performance of this Third Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the organizational documents of any Borrower or any agreement to which any Borrower is a party; (ii) the representations and warranties contained in the Loan Agreement as amended hereby and in each of the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Event of Default under the Loan Agreement has occurred and is continuing; and (iv) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and in all other Loan Documents.

ARTICLE V
Miscellaneous

Section 5.1.     Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Third Amendment, shall survive the execution and delivery of this Third Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

Section 5.2.     Reference to Loan Agreement. Each of the Loan Documents and the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended.

Section 5.3.     Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender directly in connection with the preparation, negotiation and execution of this Third Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

Section 5.4.     Severability. Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Third Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.5.     Applicable Law. THIS THIRD AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.6.     Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.7.     Counterparts. This Third Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.8.     Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrowers, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 5.9.     Headings. The headings, captions, and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

Section 5.10.     Conflicting Provisions. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

Section 5.11.     Release. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS SECOND AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF (1) CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, (II) ANY LOAN, (III) ANY ACTION OR INACTION ON THE PART OF LENDER WITH RESPECT TO THE LOANS, (IV) ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM LAWFUL RATE, (V) THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS THIRD AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR (VI) THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS THIRD AMENDMENT, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS.

Section 5.12.     Entire Agreement. THIS THIRD AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.13.     Counterparts. This Third Amendment may be executed in multiple counterparts and will constitute a valid and binding agreement when counterparts of this Third Amendment have been executed by Lender and Borrowers. It is not necessary that all signatures appear on the same counterpart. Facsimiles are effective as originals.

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EXECUTED as of the date first written above.

BORROWER:

BEST CIRCUIT BOARDS, INC.,
a Texas corporation

By:
Name:
Title:

GLOBAL INNOVATION CORP.,
a Delaware corporation

By:
Name:
Title:

LENDER:

AMEGY BANK N.A.

By:
Lisa Armstrong
Vice President - Commercial Lending